UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 12, 2006 (December 7, 2006)
Date of Report (Date of earliest event reported)

EGPI FIRECREEK, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-32507	88-0345961
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6564 Smoke Tree Lane
Scottsdale, AZ 85253
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (480) 948-6581

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

I.  (*)(**) On December 7, 2006, by majority consent of the Board of Directors, the Registrant approved the following issuances of its restricted common stock, par value $0.001 per share, to the following persons for services rendered.

Name	Date	Share Amount(****)	Type of Consideration	Fair Market Value of Consideration
Rusbek Bisultanov (***)/(1) 6564 Smoke Tree Lane Scottsdale, Arizona 85253	12/7/06	4,000,000	In consideration of Services rendered to the Companyand/or FPI	$34,800

Timur Bisultanov (***)/(2) 6564 Smoke Tree Lane Scottsdale, Arizona 85253	12/7/06	4,000,000	In consideration of Services rendered to the Company and/or FPI	$34,800

Dr. Mousa Hawamdah (***)/(3) 6564 Smoke Tree Lane Scottsdale, Arizona 85253	12/7/06	3,000,000	In consideration of Services rendered to the Company and/or FPI	$26,100
(*) Issuances are approved, subject to such persons agreeing in writing to i) comply with applicable securities laws and regulations and make required disclosures; and ii) be solely and entirely responsible for their own personal, Federal, State, and or relevant single or multi jurisdictional income taxes, as applicable.

(**) $95,700 worth of common stock in the immediately preceding table was used primarily in consideration of services rendered to the Company and/or Firecreek Petroleum, Inc. (“FPI”).

(1) Rusbek Bisultanov provides business consulting and advisory services to the Company or its subsidiaries, and is a shareholder.

(2) Timur Bisultanov provides advisory services to the Company or its subsidiaries.

(3) Dr. Mousa Hawamdah provides consulting and advisory services to the Company or its subsidiaries. Dr. Hawamdah is a Director of the Company and a shareholder.

(***) Each of such required persons agreed to comply with the Company’s Voting Agreement.

(****) The shares of common stock were issued pursuant to an exemption from registration as provided by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”). All such certificates representing the shares issued by the Company shall bear the standard 1933 Act restrictive legend restricting resale.

II.  (*) On December 7, 2006, by majority consent of the Board of Directors, the Registrant approved the following issuances of its restricted common stock, par value $0.001 per share, to the following person for services rendered.

 Name
Date
Share Amount(****)
Type of Consideration
Fair Market Value of Consideration

 Steven Antebi (1)  6564 Smoke Tree Lane   Scottsdale, Arizona 85253
12/7/06
20,000,000
Consultant/Advisory
$174,800

(*) The common stock in the immediately preceding table was used primarily for business consulting and advisory Services.

(**)The shares of common stock were issued pursuant to an exemption from registration as provided by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”). All such certificates representing the shares issued by the Company shall bear the standard 1933 Act restrictive legend restricting resale.

(1) Steven Antebi provides other Business Consulting and advisory services, and is not currently an affiliate, director, or officer of the Registrant.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

10.1 Corporate Advisory Agreement with Steven Antebi or Nominee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

EGPI FIRECREEK, INC. (formerly Energy Producers, Inc.)
By:	/s/ Dennis R. Alexander Chairman and Chief Financial Officer

December 12, 2006